Exhibit 10.11

FIRST AMENDMENT TO [AMENDED AND RESTATED] SECURITY AGREEMENT

THIS FIRST AMENDMENT TO [AMENDED AND RESTATED] SECURITY AGREEMENT is entered into as of March 23, 2007 (this “Amendment”), by and between Great Lakes Aviation Ltd., as debtor (the “Debtor”), and Raytheon Aircraft Credit Corporation (the “Secured Party”).

WITNESSETH:

WHEREAS, Debtor and Secured Party are parties to an existing [amended and restated] security agreement that is described and defined on Exhibit A attached hereto and referred to as the “Security Agreement” (capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Security Agreement);

WHEREAS, Debtor has entered into an Amended and Restated Restructuring Agreement dated as of March 9, 2007 with the Secured Party (as amended and in effect from time to time, the “2007 Restructuring Agreement”) whereby, among other things, the Secured Party has agreed to restructure the indebtedness evidenced by the [Amended and Restated] Promissory Note dated as of December 31, 2002 of Debtor issued to Secured Party and referred to in the Security Agreement as the Promissory Note (the “Existing Promissory Note”);

WHEREAS, as part of such Restructuring Agreement, Debtor has issued in substitution as replacement for the Existing Note, [a Second][an] Amended and Restated Promissory Note dated as of the date hereof (the “2007 Promissory Note”);

WHEREAS, the parties intend by this instrument to amend the Security Agreement as of the date hereof to specifically reflect that (i) the references in the Security Agreement to the “Restructuring Agreement” are to the 2007 Restructuring Agreement and (ii) the references to the “Promissory Note” are to the 2007 Promissory Note, all on the terms set forth in this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1.	The definition of the “Promissory Note” in the Security Agreement is hereby amended to mean the 2007 Promissory Note, as it may be amended or amended and restated and in effect from time to time.

Form of Aircraft Security Agreement Amendment

2.	The definition of the “Restructuring Agreement” in the Security Agreement is hereby amended to mean the 2007 Restructuring Agreement, as it may be amended or amended and restated and in effect from time to time.

3.	Except as modified and supplemented hereby, the Security Agreement remains in full force and effect and is hereby ratified and confirmed.

4.	THIS AMENDMENT WAS MADE AND ENTERED INTO IN THE STATE OF KANSAS AND THE LAW GOVERNING THIS TRANSACTION SHALL BE THAT OF THE STATE OF KANSAS AS IT MAY FROM TIME TO TIME EXIST. THE PARTIES AGREE THAT ANY LEGAL PROCEEDING BASED UPON THE PROVISIONS OF THIS AMENDMENT OR THE SECURITY AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT EXCLUSIVELY IN EITHER THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF KANSAS AT WICHITA, KANSAS, OR IN THE EIGHTEENTH JUDICIAL DISTRICT COURT OF SEDGWICK COUNTY, KANSAS, TO THE EXCLUSION OF ALL OTHER COURTS AND TRIBUNALS. NOTWITHSTANDING THE ABOVE, IN THE EVENT AN “EVENT OF DEFAULT” SHOULD OCCUR, RACC (AT ITS SOLE OPTION) MAY INSTITUTE A LEGAL PROCEEDING IN ANY JURISDICTION AS MAY BE APPROPRIATE IN ORDER FOR RACC TO OBTAIN POSSESSION OF THE COLLATERAL. THE PARTIES HEREBY CONSENT AND AGREE TO BE SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS IN SUCH PROCEEDINGS. THE PARTIES EACH IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT, THE SECURITY AGREEMENT AS AMENDED HEREBY OR OTHER DOCUMENT RELATED THERETO. THE PARTIES EACH WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH APPLICABLE STATE.

5.	ALL PARTIES TO THIS AMENDMENT HEREBY VOLUNTARILY, KNOWINGLY AND IRREVOCABLY WAIVE ANY CONSTITUTIONAL OR OTHER RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN THE EVENT OF LITIGATION CONCERNING THIS AMENDMENT OR THE SECURITY AGREEMENT AS AMENDED HEREBY.

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6.	This Amendment may be executed and delivered by the parties hereto in separate counterparts, each of which when executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

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Executed as of this 23 day of March, 2007, at Wichita, Kansas.

GREAT LAKES AVIATION, LTD.		RAYTHEON AIRCRAFT CREDIT CORPORATION

By:	/s/ Michael Matthews	By:	/s/ Andrew Mathews
Name:	Michael Matthews	Name:	Andrew Mathews
Title:	Chief Financial Officer	Title:	President

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EXHIBIT A

Security Agreement

[Amended and Restated] Security Agreement dated as of December 31, 2002 by and between Great Lakes Aviation, Ltd., as debtor, and Raytheon Aircraft Credit Corporation, as secured party, recorded by the Federal Aviation Administration Aircraft Registry on                  as Conveyance Number                 .

Form of Aircraft Security Agreement Amendment